UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 27, 2018 (July 23, 2018)

SILVER BULL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-33125	91-1766677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Dunsmuir Street, Suite 1610 Vancouver, B.C.		V7Y 1K4
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	604-687-5800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.
On July 23, 2018, Silver Bull Resources, Inc. (the “Company”) entered into a series of substantially similar subscription agreements (each, a “Subscription Agreement”) with certain investors providing for the issuance and sale by the Company to the investors, in the initial tranche of a private placement, of an aggregate 21,776,317 units (the “Units”) of the Company at a price of USD$0.13 per Unit for gross proceeds of USD$2,830,921 (the “Private Placement”).  Each Unit consists of one share of common stock of the Company (a “Common Share”) and one half of one Common Share purchase warrant (a “Warrant”). Each Warrant entitles the holder thereof to acquire one Common Share at a price of USD$0.16 until the second anniversary of the closing of the Private Placement. Included in the Private Placement amount, is a subscription from a fund managed by a member of the Sprott Group of Companies for 8,100,000 Units.
In the initial tranche of the Private Placement, the Company has agreed to pay aggregate cash commissions of USD$184,070 and issue an aggregate of 1,011,374 non-transferable common share purchase warrants (the “Finders’ Warrants”) to various finders, including a member of the Sprott Group of Companies. Each Finders’ Warrant entitles the holder to acquire one Common Share for USD$0.14 until the second anniversary of closing of the Private Placement.
All securities to be issued in the Private Placement are subject to a hold period under applicable Canadian securities laws, which will expire four months from the closing date of the Private Placement, and will be restricted securities under U.S. securities laws.  The Company relied on the exemption from registration under Section 4(a)(2) of the U.S. Securities Act of 1933, as amended, or Rule 506 of Regulation D, or Regulation S, for purposes of the Private Placement.  This Current Report on Form 8-K is not, and shall not be deemed to be, an offer to sell or the solicitation of an offer to buy any of the securities.
The foregoing descriptions of the Subscription Agreements, Warrants and Finders’ Warrants do not purport to be complete and are qualified in their entirety by reference to such agreements, substantially in the form of Subscription Agreement, form of Warrant and form of Finders’ Warrant filed herewith as Exhibits 10.1, 10.2, and 10.3 respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.
Item 3.02	Unregistered Sales of Equity Securities.
Reference is made to the disclosure set forth in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated by reference into this Item 3.02.
Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.	Description
10.1	Form of Silver Bull Resources, Inc. Subscription Agreement
10.2	Form of Silver Bull Resources, Inc. Warrant Certificate (Investors)
10.3	Form of Silver Bull Resources, Inc. Warrant Certificate (Finders)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 27, 2018

SILVER BULL RESOURCES, INC.

	By:	/s/ Sean Fallis
	Name:	Sean Fallis
	Title:	Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description
10.1	Form of Silver Bull Resources, Inc. Subscription Agreement
10.2	Form of Silver Bull Resources, Inc. Warrant Certificate (Investors)
10.3	Form of Silver Bull Resources, Inc. Warrant Certificate (Finders)